UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 14, 2006

                               -----------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



         North Carolina                    1-13408                56-1362926
 (State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
         Incorporation)                                      Identification No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (214) 378-8992

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 2.02.  Results of Operations and Financial Condition

         On August 14, 2006, Digital Recorders, Inc. announced that it posted a net loss of 2 cents per share on $13.6 million in sales for second quarter 2006, which compares to a net loss of 12 cents per share on $12.7 million in sales for the same period last year.

         In the same press release, the Company announced that it had filed its Form 10-Q for the quarter ended June 30, 2006 with the Securities and Exchange Commission.

         In the same press release, Company Chairman, President and Chief Executive Officer David L. Turney made comments about ways in which the Company's products address multiple issues important to almost everyone, including mobility, energy efficiency, security risk mitigation, the environment, and quality of life.

         In the same press release, the Company announced that senior management will discuss second quarter 2006 financial results, as well as the 2006 outlook, during an investors' conference call on Tuesday, August 15, 2006, at 11 a.m. (Eastern).

         A copy of the Company's press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 7.01.  Regulation FD Disclosure

         On August 14, 2006, Digital Recorders, Inc. announced that it posted a net loss of 2 cents per share on $13.6 million in sales for second quarter 2006, which compares to a net loss of 12 cents per share on $12.7 million in sales for the same period last year.

         In the same press release, the Company announced that it had filed its Form 10-Q for the quarter ended June 30, 2006 with the Securities and Exchange Commission.

         In the same press release, Company Chairman, President and Chief Executive Officer David L. Turney made comments about ways in which the Company's products address multiple issues important to almost everyone, including mobility, energy efficiency, security risk mitigation, the environment, and quality of life.

         In the same press release, the Company announced that senior management will discuss second quarter 2006 financial results, as well as the 2006 outlook, during an investors' conference call on Tuesday, August 15, 2006, at 11 a.m. (Eastern).

         A copy of the Company's press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.



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ITEM 9.01.        Financial Statements and Exhibits

(a)      Exhibits.
99.1     Press release dated August 14, 2006.




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Signature(s)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DIGITAL RECORDERS, INC.

Date: August 14, 2006                By:    /s/ KATHLEEN BROWN OHER, CPA
                                            ------------------------------------
                                            Kathleen Brown Oher, CPA
                                            Vice President, Chief Financial
                                            Officer, Treasurer, and Secretary





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INDEX TO EXHIBITS

         EXHIBIT
         NUMBER   DESCRIPTION
         ------   -----------

         99.1     Press release dated August 14, 2006.